                                                                   Exhibit 10.34


                                                                  EXECUTION COPY

                                 FIFTH AMENDMENT
                                 WITH RESPECT TO
                             NOTE PURCHASE AGREEMENT

         THIS FIFTH AMENDMENT WITH RESPECT TO NOTE PURCHASE AGREEMENT (this "Amendment") is entered into as of July 26, 2000 among HERCULES INCORPORATED, a Delaware corporation (the "Company"), which is successor to BetzDearborn Inc. ("Betz Dearborn") under the Note Agreement referred to below, PUTNAM FIDUCIARY TRUST COMPANY ("Putnam"), in its capacity as successor Trustee (the "Trustee") of The BetzDearborn Inc. Employee Stock Ownership and 401(k) Trust (the "ESOT") of the BetzDearborn Inc. Employee Stock Ownership and 401(k) Plan (the "Plan"), the undersigned subsidiaries of the Company and THE PRUDENTIAL INSURANCE COMPANY OF AMERICA ("Prudential").

                              W I T N E S S E T H:

         WHEREAS, BetzDearborn adopted the Betz Laboratories, Inc. Employee Stock Ownership Plan (the "Plan") effective January 1, 1989, changed the name of the Plan to the name shown above and most recently amended and restated the Plan effective January 1, 1994; and

         WHEREAS, pursuant to the Plan and effective January 1, 1989, BetzDearborn entered into an Agreement of Trust with Mellon Bank, N.A. ("Mellon") as trustee ("Trustee"), thereby establishing the ESOT; and

         WHEREAS, as of June 19, 1989, the ESOT and BetzDearborn entered into a Note Purchase Agreement with Prudential whereby the ESOT sold and Prudential purchased $100,000,000 principal amount of the ESOT's Notes (guaranteed by BetzDearborn), $91,000,000 of which is still outstanding and held by Prudential, which Note Purchase Agreement was amended by a First Amendment thereto as of June 25, 1996 and a Second Amendment thereto as of June 25, 1998, and which was supplemented and amended by a Consent and Waiver and Assumption (the "Consent and Assumption") effective October 15, 1998 executed by and among BetzDearborn, the Company and Prudential, and was subsequently further amended by a Third Amendment and Assumption Agreement (the "Third Amendment") dated as of December 31, 1998 executed by and among BetzDearborn, the Company and Prudential and a Fourth Amendment dated as of April 19, 1999 among the parties hereto (as so amended and supplemented by said Amendments and the Consent and Assumption being herein called the "Note Agreement"); and

         WHEREAS, as of October 1, 1992, BetzDearborn removed Mellon as Trustee, appointed Putnam as successor Trustee and amended and restated the foregoing Agreement of Trust, retitling it as "Trust Agreement for Betz Laboratories Inc. Employee Stock Ownership and 401(k) Plan," and continued the ESOT with the successor Trustee; and

         WHEREAS, pursuant to an Agreement and Plan of Merger dated as of July 30, 1998 among the Company, Water Acquisition Co. and BetzDearborn, BetzDearborn became a wholly-owned subsidiary of the Company on October 15,1998 (the "Merger"); and


         WHEREAS, pursuant to the Consent and Assumption and the Third Amendment
(i) the Company has assumed all of the obligations of BetzDearborn under the Note Agreement and in respect of the ESOT Notes and BetzDearborn has been released from all such obligations (except insofar as BetzDearborn shall have obligations as a Guarantor under the Note Agreement), and (ii) the Company has succeeded to, and been substituted for, and is entitled to exercise every right and power of, "the Company" under the Note Agreement; and


         WHEREAS, the parties hereto desire to amend certain provisions of the Note Agreement, as provided for herein.

         NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants and agreements contained herein, the parties hereto agree as follows:

1. Amendments to Note Agreement and Credit Documents

         (a) Subparagraph 5.2(d)(i) of the Note Agreement is hereby amended in its entirety to read as follows:

                  "(i) Leverage Ratio. It will not permit, as the last day of any fiscal quarter, the Leverage Ratio to exceed the ratio set forth below for the applicable period:


                       Period                             Maximum Leverage Ratio
                       ------                             ----------------------
            Closing Date through March 31, 1999                 5.0 to 1.0
            April 1, 1999 through September 30, 1999            4.5 to 1.0
            October 1, 1999 through March 31, 2000              3.5 to 10
            April 1, 2000 through June 30, 2000                3.75 to 1.0
            July 1, 2000 through September 30, 2000             3.5 to 1.0
            October 1, 2000 and thereafter                     3.0 to 1.0".



         (b) Except as expressly modified and amended in this Amendment all of the terms, provisions and conditions of the Credit Documents shall remain unchanged and in full force and effect. The Credit Documents and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Note Agreement are hereby amended so that any reference to the Note Agreement shall mean a reference to the Note Agreement as amended hereby.


2. Representations and Warranties of the Credit Parties


         (a) Each of the Credit Parties hereby agrees to incorporate the representations, warranties and affirmations contained in Sections 2 and 3 of the Second Amendment to the Amended and Restated Credit Agreement, dated of even date herewith (together with all related defined terms), by reference herein to the same extent as if set forth at length herein (the "Incorporated Provisions") and hereby makes such representations, warranties and affirmations for the benefit of Prudential in connection with the execution and delivery of this Amendment; provided, that references in the Incorporated Provisions to (i) "this Agreement," shall be taken as references to this Amendment, (ii) "Section 3A" of the Credit Agreement, shall be taken as references to Paragraph 6 of the Note Agreement, and (iii) "Required Lenders," shall be taken as references to Prudential.

         (b) In connection with and in furtherance of the execution and delivery of this Amendment, the Company hereby further represents and warrants for the benefit of Prudential as follows:


                  (i) No Default or Event of Default exists under the Note Agreement. both before and after giving effect to the provisions of this Amendment;


                  (ii) The revised Schedule II of the Note Agreement submitted to Prudential on April 11, 2000 set forth (and continues to set forth) a true and correct list of all of the Company's Material Subsidiaries; and


                  (iii) The Company and the Material Subsidiaries (as set forth in such Schedule II) collectively account for 90% or more of the net income and assets, respectively, of the Company and its Consolidated Subsidiaries.


3. Effectiveness of Amendment

         (a) This Amendment shall become effective upon:

                  (i) receipt by Prudential of counterparts of this Amendment, executed and delivered by all of the parties hereto; and

                  (ii) receipt by Prudential of an amendment fee in an amount equal to $45,500.

         (b) Notwithstanding any provision hereof to the contrary, the continuing effectiveness of this Amendment shall be subject to, and is expressly conditioned upon, the Company's providing to Prudential on behalf of BetzDearborn International, Inc. and Hercules Shared Services Corporation (or causing each such Material Subsidiary to provide to Prudential), not later than August 31, 2000, all of the agreements, documents, resolutions and opinions required to be delivered by or on behalf of such Material Subsidiaries pursuant to clauses (a) - (d) of subparagraph (j) of Paragraph 5.1 of the Note Agreement.

4. Miscellaneous

         (a) Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed thereto in the Note Agreement.

         (b) The Note Agreement, as amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.


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
         (c) This Amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same agreement.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

ESOT:                                       BETZDEARBORN INC. EMPLOYEE STOCK
                                            OWNERSHIP AND 401(K) TRUST
                                            ESTABLISHED BY THE BETZDEARBORN
                                            INC. EMPLOYEE STOCK OWNERSHIP AND
                                            401(K) PLAN

                                            By:      PUTNAM FIDUCIARY TRUST
                                                     COMPANY as Trustee

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


 PRUDENTIAL:                                THE PRUDENTIAL INSURANCE COMPANY
                                            OF AMERICA

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


 COMPANY:                                   HERCULES INCORPORATED,
                                            a Delaware Corporation

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------




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
SUBSIDIARY
GUARANTORS:                BETZDEARBORN CANADA, INC.,
                                    an Ontario corporation

                           HERCULES CREDIT, INC.,
                                    a Delaware corporation

                           HERCULES FLAVOR, INC.,
                                    a Delaware corporation

                           WSP, INC.,
                                    a Delaware corporation

                           AQUALON COMPANY,
                                    a Delaware partnership

                           HERCULES FINANCE COMPANY,
                                    a Delaware partnership

                           FIBERVISIONS, L.L.C.,
                                    a Delaware limited liability company

                           FIBERVISIONS INCORPORATED,
                                    a Delaware corporation

                           FIBERVISIONS PRODUCTS, INC.,
                                    a Georgia corporation

                           HERCULES INTERNATIONAL LIMITED,
                                    a Delaware corporation

                           BETZDEARBORN, INC.,
                                    a Pennsylvania corporation

                           BETZDEARBORN EUROPE, INC.,
                                    a Delaware corporation

                           DRC, LTD.,
                                    a Delaware corporation

                           BL TECHNOLOGIES, INC.,
                                    a Delaware corporation

                           BLI HOLDINGS, INC.,
                                    a Delaware corporation

                           BETZDEARBORN INTERNATIONAL, INC.,
                                    a Pennsylvania corporation

                           HERCULES SHARED SERVICES
                           CORPORATION,
                                    a Delaware corporation

                           By:
                              --------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:
                                 -----------------------------------------------





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